                       CONSENT OF INDEPENDENT AUDITORS

We  consent  to the  reference  to our  firm  under  the  captions  "Financial
Highlights",  "Board of Trustees and Oversight  Committees"  and  "Independent
Auditors"  and to the use of our report  dated June 6, 2003  included  in this
Registration   Statement   (Form  N-1A  Nos.   333-74582  and   811-10589)  of
Oppenheimer Real Estate Fund.

                                                        ERNST & YOUNG LLP
                                                      ------------------------
                                                      /s/ERNST & Y0UNG LLP

New York, New York
August 13, 2003